UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                      ----------------------


                            FORM 8-K/A

                          CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report: August 13, 2004
                (Date of earliest event reported)

                   GK INTELLIGENT SYSTEMS, INC.
      (Exact name of Registrant as specified in its charter)

                      ----------------------


          Delaware                  000-22057                76-0513297
----------------------------   ------------------------   -----------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer of
incorporation)                                            Identification No.)

=======================================================================

                       2602 Yorktown Place
                       Houston, Texas 77056
        (Address of principal executive offices) (Zip Code)

=======================================================================

Registrant's telephone number, including area code: (713) 626-1504


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

We previously filed a Current Report on Form 8-K, dated August 19, 2004 (pertaining to an acquisition of Texas Source Group, Inc. whereby we issued shares of our restricted common stock having a total value of $1,500,000 to Julie Maranto in exchange for 100% of the issued and outstanding shares of common stock of Ascendant Texas Source Group) without certain financial information required by Item 7 of such Form 8-K. We hereby amend Item 9.01, subparagraphs (a) and (b) of the Current Report on Form 8-K to read as follows:


                     TEXAS SOURCE GROUP, INC.

                       FINANCIAL STATEMENTS


                        December 31, 2003



                        TABLE OF CONTENTS



Report of Independent Registered Public Accounting Firm.....................3

Balance Sheet ..............................................................4

Statements of Operations ...................................................5

Statements of Stockholders Equity (Deficit) ................................6

Statements of Cash Flows....................................................7

Notes to the Financial Statements ..........................................8

     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     --------------------------------------------------------

To the Board of Directors
Texas Source Group, Inc.
Houston, Texas

We have audited the accompanying balance sheet of Texas Source Group, Inc as of December 31, 2003 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Texas Source Group, Inc as of December 31, 2003 and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.


/s/ HJ & Associates

HJ & Associates, LLC
Salt Lake City, Utah
October 13, 2004

                     TEXAS SOURCE GROUP, INC.
                          Balance Sheet

                              ASSETS
                             -------
                                                             December 31,
                                                                 2003
                                                            --------------
CURRENT ASSETS

  Cash (Note 1)                                             $      18,152
  Accounts receivable                                             147,428
                                                            --------------

    Total Current Assets                                          165,580
                                                            --------------

FIXED ASSETS, NET (Note 2)                                         95,002
                                                            --------------

OTHER ASSETS                                                          673
                                                            --------------

TOTAL ASSETS                                                $     261,255
                                                            ==============

          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
         ------------------------------------------------

CURRENT LIABILITIES

  Current portion of notes payable - related party (Note 3) $      31,000
  Current portion of contracts payable (Note 4)                    13,331
  Accrued expenses                                                 81,856
                                                            --------------

    Total Current Liabilities                                     126,187
                                                            --------------
LONG-TERM LIABILITIES

  Long-term portion of notes payable - related party (Note 3)      80,500
  Long-term portion of contracts payable (Note 4)                  63,572
                                                            --------------

    Total Long-Term Liabilities                                   144,072
                                                            --------------

    TOTAL LIABILITIES                                             270,259
                                                            --------------
STOCKHOLDERS' EQUITY

  Common stock; 100,000 shares authorized, $1.00
    par value, 611 shares issued and outstanding                      611
  Accumulated deficit                                              (9,615)
                                                            --------------

    Total Stockholders' Equity (Deficit)                           (9,004)
                                                            --------------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)    $     261,255
                                                            ==============


The accompanying notes are an integral part of these financial statements.

                     TEXAS SOURCE GROUP, INC.
                     Statements of Operations

                                                     For the Years Ended
                                                         December 31,
                                                 ---------------------------
                                                      2003        2002
                                                 ------------- -------------

REVENUES                                         $  1,542,812  $    462,673

COST OF SALES                                         672,633       246,887
                                                 ------------- -------------

GROSS MARGIN                                          870,179       215,786
                                                 ------------- -------------
OPERATING EXPENSES

  Rent                                                 86,490        70,205
  Payroll expense                                     140,640       163,453
  Depreciation                                          5,610        18,974
  General and administrative                          258,405       162,378
                                                 ------------- -------------

    Total Operating Expenses                          491,145       415,010
                                                 ------------- -------------

OPERATING INCOME (LOSS)                               379,034      (199,224)
                                                 ------------- -------------
OTHER INCOME (EXPENSES)

  Interest expense                                    (14,102)      (23,388)
  Gain on sale of assets                                    -        14,649
                                                 ------------- -------------

    Total Other Income (Expenses)                     (14,102)       (8,739)
                                                 ------------- -------------
INCOME (LOSS) BEFORE INCOME TAXES

  Income tax expense                                        -             -
                                                 ------------- -------------

NET INCOME (LOSS)                                $    364,932  $   (207,963)
                                                 ============= =============

BASIC INCOME (LOSS) PER SHARE                    $     447.22  $    (187.19)
                                                 ============= =============

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING             816         1,111
                                                 ============= =============


The accompanying notes are an integral part of these financial statements.

                     TEXAS SOURCE GROUP, INC.
           Statements of Stockholders' Equity (Deficit)


                                                                 Retained
                                 Common Stock       Additional   Earnings
                         -------------------------- Paid-In      (Accumulated
                             Shares       Amount    Capital      Deficit)
                         ------------- ------------ ------------ -------------
Balance,
 December 31, 2001              1,111  $     1,111  $         -  $   (167,084)

Net loss for the year
 ended December 31, 2002            -            -            -      (207,963)
                         ------------- ------------ ------------ -------------
Balance,
 December 31, 2002              1,111        1,111            -      (375,047)

Redemption of common stock       (500)        (500)           -           500

Net income for the year
 ended December 31, 2003            -            -            -       364,932
                         ------------- ------------ ------------ -------------
Balance,
 December 31, 2003                611  $       611  $         -  $     (9,615)
                         ============= ============ ============ =============




The accompanying notes are an integral part of these financial statements.

                     TEXAS SOURCE GROUP, INC.
                     Statements of Cash Flows

                                                     For the Years Ended
                                                         December 31,
                                                 ---------------------------
                                                      2003          2002
                                                 ------------- -------------
CASH FLOWS FROM OPERATING ACTIVITIES

  Net income (loss)                              $    364,932  $   (207,963)
  Adjustments to reconcile net income (loss)
   to net cash provided (used) by operating
   activities:
      Depreciation                                      5,610        18,974
      (Gain) on sale of assets                              -       (14,649)
  Changes in operating assets and liabilities:
      (Increase) decrease in accounts receivable     (137,350)       36,796
      Increase (decrease) in accounts payable and
       accrued expenses                              (193,608)        7,823
                                                 ------------- -------------
          Net Cash Provided (Used) by
          Operating Activities                         39,584      (159,019)
                                                 ------------- -------------
CASH FLOWS FROM INVESTING ACTIVITIES

  Purchase of fixed assets                             (8,510)            -
  Sale of fixed assets                                      -        29,005
                                                 ------------- -------------
          Net Cash Provided (Used) by
          Investing Activities                         (8,510)       29,005
                                                 ------------- -------------
CASH FLOWS FROM FINANCING ACTIVITIES

   Payments on contracts payable                            -       (23,300)
   Cash received on notes payable                           -       131,000
   Payments on notes payable                          (19,500)            -
                                                 ------------- -------------
          Net Cash Provided (Used) by
          Financing Activities                        (19,500)      107,700
                                                 ------------- -------------

   NET INCREASE (DECREASE) IN CASH                     11,574       (22,314)

   CASH AT BEGINNING OF YEAR                            6,578        28,892
                                                 ------------- -------------

   CASH AT END OF YEAR                           $     18,152  $      6,578
                                                 ============= =============

SUPPLEMENTAL DISCLOSURES OF
  CASH FLOW INFORMATION

  CASH PAID FOR:
     Interest                                    $     14,102  $      7,909
     Income Taxes                                $          -  $          -


The accompanying notes are an integral part of these financial statements.

                     TEXAS SOURCE GROUP, INC.
                 Note to the Financial Statements
                    December 31, 2003 and 2002

NOTE 1 - NATURE OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Texas Source Group, Inc. is presented to assist in the understanding of the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. The financial statements conform to the Standards of the Public Company Accounting Oversight Board (United States) and have been consistently applied in the preparation of the financial statements.

a. Organization and Business Activities

Texas Source Group, Inc. was incorporated under the laws of the State of Texas in February, 1992 for the purpose of engaging in any lawful business activities. At the time of incorporation the Company authorized 100,000 shares of $1.00 par common stock. Currently, the Company is involved in the employee leasing and business operations consulting industry.

b. Depreciation

The cost of the Company's fixed assets is depreciated over the estimated useful lives of the respective assets, which for the Company's computer equipment, vehicles, and furniture, has been estimated at three to seven years. Depreciation is computed using the straight-line method when the assets are placed in service.

c. Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year-end.

d. Cash and Cash Equivalents

For purpose of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

e. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f. Basic Income (Loss) Per Share

The computation of basic and diluted loss per share of common stock is based on the weighted average number of shares outstanding during the periods presented.

                     TEXAS SOURCE GROUP, INC.
          Notes to the Financial Statements (Continued)
                    December 31, 2003 and 2002

NOTE 1 - NATURE OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
(Continued)

g. Revenue Recognition

The Company recognizes consulting fees revenue when the services have been provided and collection is reasonably assured.

NOTE 2 - FIXED ASSETS

Fixed assets at December 31, 2003 consisted of the following:

      Computer equipment                  $   14,645
      Furniture                               31,659
      Automobiles                             78,793
      Less: Accumulated depreciation         (30,095)
                                          -----------
      Equals: Net Fixed Assets            $   95,002
                                          ===========

Depreciation expense for the years ended December 31, 2003 and 2002 was $5,610 and $18,974, respectively.

NOTE 3 - NOTES PAYABLE - RELATED PARTY

At December 31, 2003, notes payable   related party consisted of the
following:

     Note payable to former shareholder, bearing simple
      interest at 5.0% per annum, unsecured, monthly
      payments of $3,100, maturing on February 21, 2007   $ 111,500

          Less: current portion                              31,000
                                                          ----------
          Long-term portion                               $  80,500
                                                          ==========
Maturities of long-term debt are as follows:

     Year ending December 31:
          2004                                            $  31,000
          2005                                               37,200
          2006                                               37,200
          2007                                                6,100
          2008                                                    -
          Thereafter                                              -
                                                          ----------
              TOTAL                                       $ 111,500
                                                          ==========

                     TEXAS SOURCE GROUP, INC.
          Notes to the Financial Statements (Continued)
                   December 31, 2003 and 2002

NOTE 4 - CONTRACTS PAYABLE

Contracts payable at December 31, 2003 consist of the following installment contracts:

   Contract with Chase, interest rate of 4.49%, secured
    with vehicle, monthly payments of $912, maturing on
    January 14, 2009.                                         $   48,821

   Contract with Capital One, interest rate of 4.24%,
    secured with vehicle, monthly payments of $521,
    maturing on December 25, 2008.                                28,082
                                                              -----------

        Total contracts payable                                   76,903

        Less: current portion                                     13,331
                                                              -----------

        Long-term portion                                     $   63,572
                                                              ===========
Maturities of long-term debt are as follows:

   Year ending December 31:
        2004                                                  $   13,331
        2005                                                      14,689
        2006                                                      15,348
        2007                                                      16,037
        2008                                                      16,704
        Thereafter                                                   794
                                                              -----------

           Total                                              $   76,903
                                                              ===========


NOTE 5 - NEWLY ISSUED ACCOUNTING PRONOUNCEMENTS

During the year ended December 31, 2003, the Company adopted the following accounting pronouncements:

SFAS No. 143 -- In August 2001, the FASB issued SFAS No. 143, Accounting for Asset Retirement Obligations, which established a uniform methodology for accounting for estimated reclamation and abandonment costs. The statement was
effective for fiscal years beginning after June 15, 2002.   The adoption of
SFAS No. 143 did not have a material effect on the financial statements of the Company.

SFAS No. 145 -- On April 30, 2002, the FASB issued FASB Statement No. 145 (SFAS 145), "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS 145 rescinds both FASB Statement No. 4 (SFAS 4), "Reporting Gains and Losses from Extinguishment of Debt," and the amendment to SFAS 4, FASB Statement No. 64 (SFAS 64), "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements." Through this rescission, SFAS 145 eliminates the requirement (in both SFAS 4 and SFAS
64) that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect. However, an

                     TEXAS SOURCE GROUP, INC.
          Notes to the Financial Statements (Continued)
                    December 31, 2003 and 2002



NOTE 5 - NEWLY ISSUED ACCOUNTING PRONOUNCEMENTS (Continued)

SFAS No. 145 -- (Continued)

entity is not prohibited from classifying such gains and losses as extraordinary items, so long as it meets the criteria in paragraph 20 of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions.

Further, SFAS 145 amends paragraph 14(a) of FASB Statement No. 13, "Accounting for Leases", to eliminate an inconsistency between the accounting for sale-leaseback transactions and certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The amendment requires that a lease modification (1) results in recognition of the gain or loss in the 9 financial statements, (2) is subject to FASB Statement No. 66, "Accounting for Sales of Real Estate," if the leased asset is real estate (including integral equipment), and (3) is subject (in its entirety) to the sale-leaseback rules of FASB Statement No. 98, "Accounting for Leases:
Sale-Leaseback Transactions Involving Real Estate, Sales-Type Leases of Real Estate, Definition of the Lease Term, and Initial Direct Costs of Direct Financing Leases." Generally, FAS 145 is effective for transactions occurring after May 15, 2002. The adoption of SFAS 145 did not have a material effect on the financial statements of the Company.

SFAS No. 146 -- In June 2002, the FASB issued SFAS No. 146, "Accounting for Exit or Disposal Activities" (SFAS 146). SFAS 146 addresses significant issues regarding the recognition, measurement, and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for under EITF No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." The scope of SFAS 146 also includes costs related to terminating a contract that is not a capital lease and termination benefits that employees who are involuntarily terminated receive under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract. SFAS 146 will be effective for exit or disposal activities that are initiated after December 31, 2002 and early application is encouraged. The provisions of EITF No. 94-3 shall continue to apply for an exit activity initiated under an exit plan that met the criteria of EITF No. 94-3 prior to the adoption of SFAS 146. The effect on adoption of SFAS 146 will change on a prospective basis the timing of when the restructuring charges are recorded from a commitment date approach to when the liability is incurred. The adoption of SFAS 146 did not have a material effect on the financial statements of the Company.

SFAS No. 147 -- In October 2002, the Financial Accounting Standards Board
(FASB) issued Statement of Financial Accounting Standards (SFAS) No. 147, "Acquisitions of Certain Financial Institutions" which is effective for acquisitions on or after October 1, 2002. This statement provides interpretive guidance on the application of the purchase method to acquisitions of financial institutions. Except for transactions between two or more mutual enterprises, this Statement removes acquisitions of financial institutions from the scope of both SFAS 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations" and No. 142, "Goodwill and Other Intangible Assets". The adoption of SFAS No. 147 did not have a material effect on the financial statements of the Company.

                     TEXAS SOURCE GROUP, INC.
          Notes to the Financial Statements (Continued)
                    December 31, 2003 and 2002

NOTE 5 - NEWLY ISSUED ACCOUNTING PRONOUNCEMENTS (Continued)

SFAS No. 148 -- In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock Based Compensation-Transition and Disclosure-an amendment of FASB Statement No. 123" which is effective for financial statements issued for fiscal years ending after December 15, 2002. This Statement amends SFAS 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation.

In addition, this Statement amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based compensation and the effect of the method used on reported results. The adoption of SFAS No. 148 did not have a material effect on the financial statements of the Company.

SFAS No. 149 -- In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" which is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. This statement amends and clarifies financial accounting for derivative instruments embedded in other contracts (collectively referred to as derivatives) and hedging activities under SFAS 133. The adoption of SFAS No. 149 did not have a material effect on the financial statements of the Company.

SFAS No. 150 -- In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" which is effective for financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. The adoption of SFAS No. 150 did not have a material effect on the financial statements of the Company.

FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of
Others   an Interpretation of FASB Statements No. 5, 57 and 107".  The initial recognition and initial measurement provisions of this Interpretation are to be applied prospectively to guarantees issued or modified after December 31, 2002. The disclosure requirements in the Interpretation were effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of FASB Interpretation No. 45 did not have a material effect on the financial statements of the Company.

FASB Interpretation No. 46 -- In January 2003, the FASB issued FASB Interpretation No. 46 "Consolidation of Variable Interest Entities." FIN 46 provides guidance on the identification of entities for which control is achieved through means other than through voting rights, variable interest entities, and how to determine when and which business enterprises should consolidate variable interest entities. This interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The adoption of FIN 46 did not have a material impact on the Company's financial statements.

                     TEXAS SOURCE GROUP, INC.
          Notes to the Financial Statements (Continued)
                   December 31 , 2003 and 2002

NOTE 5 - NEWLY ISSUED ACCOUNTING PRONOUNCEMENTS (Continued)

FASB Interpretation No. 46 -- (Continued)

During the year ended December 31, 2003, the Company adopted the following Emerging Issues Task Force Consensuses: EITF Issue No. 00-21 "Revenue Arrangements with Multiple Deliverables", EITF Issue No. 01-8 " Determining Whether an Arrangement Contains a Lease", EITF Issue No. 02-3 "Issues Related to Accounting for Contracts Involved in Energy Trading and Risk Management Activities", EITF Issue No. 02-9 "Accounting by a Reseller for Certain Consideration Received from a Vendor", EITF Issue No. 02-17, "Recognition of Customer Relationship Intangible Assets Acquired in a Business Combination", EITF Issue No. 02-18 "Accounting for Subsequent Investments in an Investee after Suspension of Equity Method Loss Recognition", EITF Issue No. 03-1, "The Meaning of Other Than Temporary and its Application to Certain Instruments", EITF Issue No. 03-5, "Applicability of AICPA Statement of Position 9702, 'Software Revenue Recognition' to Non-Software Deliverables in an Arrangement Containing More Than Incidental Software", EITF Issue No. 03-7, "Accounting for the Settlement of the Equity Settled Portion of a Convertible Debt Instrument That Permits or Requires the Conversion Spread to be Settled in Stock", EITF Issue No. 03-10, "Application of EITF Issue No. 02-16 by Resellers to Sales Incentives Offered to Consumers by Manufacturers.

NOTE 6 - CONCENTRATIONS OF RISK

Accounts Receivable
-------------------

Credit losses, if any, have been provided for in the financial statements and are based on management's expectations. The Company's accounts receivable are subject to potential concentrations of credit risk. The Company does not believe that it is subject to any unusual, or significant risk in the normal course of its business.

Major Customers
---------------

Net sales for the years ended December 31, 2003 and 2002 include sales to the following major customers:

                                                         Net Sales
                                                        December 31,
                                                 ----------------------------
                                                      2003           2002
                                                 -------------- -------------
     Customer A                                  $   1,392,733  $     15,000
     Customer B                                              -        76,487
     Customer C                                              -        95,290
     Customer D                                              -        89,154
     Customer E                                              -       107,544
     Other                                             150,079        79,198
                                                 -------------- -------------
                                                 $   1,542,812  $    462,673
                                                 ============== =============

Because of the nature of the Company's business, the major customers may vary between years.

                     TEXAS SOURCE GROUP, INC.
          Notes to the Financial Statements (Continued)
                    December 31, 2003 and 2002


NOTE 7 - SIGNIFICANT AND SUBSEQUENT EVENTS

On January 2, 2004, the Company purchased a building from a related party for $550,000, made up of a cash payment of $250,000, the assumption of $154,895 worth of the related party's debt for the building, and a note payable with the related party in the amount of $145,105.

On August 13, 2004, the Company entered into a Corporate Restructuring Agreement ("the Agreement") in which the Company was acquired by GK Intelligent Systems, Inc. ("GK"). According to the terms of the Agreement, GK acquired all of the Company's issued and outstanding common stock in exchange for $1,500,000 in the form of GK common stock (42,857,153 shares).

In accordance with the Agreement with GK Intelligent Systems, dated August 13, 2004, the Company rescinded the building purchase transaction made on January 2, 2004, such that the building was again the property of the related party. As of that date, the Company remained in the building and entered into a month to month lease agreement for the use of the furnished building for $2,850 per month.

                     TEXAS SOURCE GROUP, INC.

                       FINANCIAL STATEMENTS

                          June 30, 2004

                     TEXAS SOURCE GROUP, INC.
                          Balance Sheet
                          June 30, 2004

                              ASSETS
                              ------

                                                              June 30,
                                                               2004
                                                          --------------
                                                            (Unaudited)
CURRENT ASSETS

  Cash                                                    $      81,648
  Accounts receivable                                               974
                                                          --------------

    Total Current Assets                                         82,622
                                                          --------------

FIXED ASSETS, NET                                               624,790
                                                          --------------
OTHER ASSETS

  Other assets                                                      673
                                                          --------------

    Total Other Assets                                              673
                                                          --------------

    TOTAL ASSETS                                          $     708,085
                                                          ==============

          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
          ---------------------------------------------

CURRENT LIABILITIES

  Notes payable                                                 213,385
  Notes payable - related                                       200,965
                                                          --------------

    Total Current Liabilities                                   414,350
                                                          --------------

    TOTAL LIABILITIES                                           414,350
                                                          --------------
STOCKHOLDERS' EQUITY (DEFICIT)

  Common stock: 100,000 shares authorized, $1.00
    par value, 611 shares issued and outstanding                    611
  Retained earnings                                             293,124
                                                          --------------

    Total Stockholders' Equity (Deficit)                        293,735
                                                          --------------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)  $     708,085
                                                          ==============



The accompanying notes are an integral part of these financial statements.

                     TEXAS SOURCE GROUP, INC.
                     Statements of Operations
                           (Unaudited)


                                                        For the Six
                                                        Months Ended
                                                          June 30,
                                                 ---------------------------
                                                      2004         2003
                                                 ------------- -------------

REVENUES                                         $    513,331  $    750,357

Cost of Sales                                         144,929       279,279
                                                 ------------- -------------

    Gross Margin                                      368,402       471,078
                                                 ------------- -------------
OPERATING EXPENSES

   Salaries and wages                                  73,890        59,709
   Depreciation and amortization                       20,212         2,805
   General and administrative                          50,407       148,419
                                                 ------------- -------------

    Total Expenses                                    144,509       210,933
                                                 ------------- -------------

INCOME FROM OPERATIONS                                223,893       260,145
                                                 ------------- -------------
OTHER EXPENSE

  Loss on disposal of assets                                -       ( 4,330)
  Interest expense                                     (3,010)      ( 6,839)
                                                 ------------- -------------

    Total Other Expenses                               (3,010)      (11,169)
                                                 ------------- -------------

NET INCOME                                       $    220,883  $    248,976
                                                 ============= =============

BASIC INCOME PER SHARE                           $     361.51  $     407.49
                                                 ============= =============

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING             611           611
                                                 ============= =============


The accompanying notes are an integral part of these financial statements.

                     TEXAS SOURCE GROUP, INC.
                     Statements of Cash Flows
                           (Unaudited)

                                                          For the Six
                                                          Months Ended
                                                            June 30,
                                                   ---------------------------
                                                        2004         2003
                                                   ------------- -------------
CASH FLOWS FROM OPERATING ACTIVITIES

  Net income (loss)                                $    220,883  $    248,976
  Adjustments to reconcile net loss to net
   cash used by operating activities:
      Depreciation and amortization                      20,212         2,805
      Loss on disposal of assets                              -         4,330
  Changes in operating assets and liabilities:
      Increase in other assets                                -        (5,566)
      (Increase) decrease in accounts receivable        146,454       (36,767)
      Decrease in accrued assets                              -       ( 2,286)
                                                   ------------- -------------

       Net Cash Provided by Operating Activities        387,549       211,492
                                                   ------------- -------------
CASH FLOWS FROM INVESTING ACTIVITIES

  Purchase of fixed assets                             (250,000)            -
                                                   ------------- -------------

         Net Cash Used by Investing Activities         (250,000)            -
                                                   ------------- -------------
CASH FLOWS FROM FINANCING ACTIVITIES

  Payments on notes payable                             (18,701)     (113,162)
  Payments on notes payable - related party             (55,352)      (21,000)
                                                   ------------- -------------

         Net Cash Used by Financing Activities          (74,053)     (134,162)
                                                   ------------- -------------

NET INCREASE IN CASH                                     63,496        77,330

CASH AT BEGINNING OF PERIOD                              18,152         6,578
                                                   ------------- -------------

CASH AT END OF PERIOD                              $     81,648  $     83,908
                                                   ============= =============

SUPPLEMENTAL SCHEDULE OF CASH FLOW ACTIVITIES:

Cash Paid For:

  Income taxes                                     $          -  $          -
  Interest                                         $      3,010  $          -


The accompanying notes are an integral part of these financial statements.

                     TEXAS SOURCE GROUP, INC.
                Notes to the Financial Statements
                          June 30, 2004


NOTE 1 - CONDENSED FINANCIAL STATEMENTS

The accompanying unaudited condensed financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at June 30, 2004 and 2003, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2003 audited financial statements. The results of operations for the periods ended June 30, 2004 and 2003 are not necessarily indicative of the operating results for the full years.

NOTE 2 - SIGNIFICANT EVENTS

On January 2, 2004, the Company purchased a building from a related party for $550,000. The purchase included a cash payment of $250,000, the assumption of $154,895 worth of the related party's debt for the building, and a note payable with the related party in the amount of $145,105.

NOTE 3 - SUBSEQUENT EVENTS

On August 13, 2004, the Company entered into a Corporate Restructuring Agreement ("the Agreement") with GK Intelligent Systems, Inc. ("GK") whereby GK acquired the Company. According to the terms of the Agreement, GK acquired all of the Company's issued and outstanding common stock in exchange for $1,500,000 in the form of GK common stock (42,857,153 shares).

In accordance with the Agreement with GK, the Company rescinded the building purchase transaction made on January 2, 2004, such that the building, as well as the furniture and office equipment in the building, again became the property of the related party. The $250,000 in cash that was paid to secure the building was not returned, however, and was instead reclassified as a payment for consulting services rendered. Despite the rescission, the Company continued to occupy in the building and subsequently entered into a month-to-month lease agreement for the use of the furnished building for $2,850 per month. Below is a proforma balance sheet as of 6/30/04, as if the rescission had occurred prior to that date taking into account the reduction in the Company's assets resulting from the Corporate Restructuring Agreement with GK Intelligent Systems, Inc.


                              ASSETS
                                                            June 30,
                                                              2004
                                                         -------------
                                                          (Unaudited)

   CURRENT ASSETS

     Cash                                                $     81,648
     Accounts receivable                                          974
                                                         -------------

        Total Current Assets                                   82,622
                                                         -------------

                     TEXAS SOURCE GROUP, INC.
                Notes to the Financial Statements
                          June 30, 2004

NOTE 3 - SUBSEQUENT EVENTS (Continued)



   FIXED ASSETS, NET                                          624,790

   OTHER ASSETS

     Other assets                                                 673
                                                         -------------

        Total Other Assets                                        673
                                                         -------------

        TOTAL ASSETS                                     $    708,085
                                                         =============

          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

   CURRENT LIABILITIES

     Notes payable                                       $    213,385
     Notes payable - related                                  200,965
                                                         -------------

        Total Current Liabilities                             414,350
                                                         -------------

        TOTAL LIABILITIES                                     414,350
                                                         -------------
   STOCKHOLDERS' EQUITY (DEFICIT)

     Common stock; 100,000 shares authorized,
       $1.00 par value, 611 shares issued and
       outstanding                                                611
     Retained earnings                                        293,124
                                                         -------------

        Total Stockholders' Equity (Deficit)                  293,735
                                                         -------------
        TOTAL LIABILITIES AND
         STOCKHOLDERS' EQUITY (DEFICIT)                  $    708,085
                                                         =============

   UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

The following unaudited condensed combined pro forma financial statements ("the pro forma financial statements) and explanatory notes have been prepared and give effect to the acquisition of Texas Source Group, Inc. ("TSG") by GK Intelligent Systems, Inc. ("GK"). The historical financial statements prior to the effective date of the acquisition will be those of GK.

In accordance with Article 11 of Regulation S-X under the Securities Act, an unaudited condensed combined pro forma balance sheet (the "pro forma balance sheet") as of December 31, 2003, and unaudited condensed combined pro forma statements of income for the year ended December 31, 2003 (the "pro forma statements of income"), have been prepared to reflect, for accounting purposes, the acquisition of TSG by GK.

The following pro forma financial statements have been prepared based upon the historical financial statements of TSG and GK, and GK's consolidated subsidiary, Stellar Software Network, Inc. ("Stellar"). The pro forma financial statements should be read in conjunction with (a) the historical financial statements and related notes thereto of TSG as of December 31, 2003 and 2002; and (b) the historical consolidated financial statements and related notes thereto of GK as of December 31, 2003 and 2002, and the historical financial statements and related notes thereto of Stellar as of December 31, 2003 and 2002; included in the Form 8-K filed on September 28, 2004.

The December 31, 2003, pro forma balance sheet assumes that the acquisition of TSG by GK was completed on January 1, 2003. The December 31, 2003, pro forma balance sheet includes the historical audited balance sheet data of TSG as of December 31, 2003, the historical audited consolidated balance sheet data of GK as of December 31, 2003, and the historical audited balance sheet of Stellar as of December 31, 2003. TSG, GK, and Stellar have had no intercompany activity that would require elimination in the pro forma financial statements.

The pro forma statement of operations for the year ended December 31, 2003, assumes that the acquisition of TSG by GK occurred on January 1, 2003, and includes the audited historical statement of operations data of TSG for the year ended December 31, 2003, the audited historical consolidated statement of operations data of GK for the year ended December 31, 2003, and the audited historical statement of operations data of Stellar for the year ended December 31, 2003.

The pro forma financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The pro forma financial statements do not include any adjustments related to any restructuring charges or one-time charges which may result from the mergers or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.

                   GK INTELLIGENT SYSTEMS, INC.
       UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET


                                                                                            Pro Forma
                                                  Texas                                      Combined
                      Stellar         GK          Source     Combined                     Stellar and GK
                       as of         as of         as of     Historical                   & Texas Source
                    December 31,  December 31,  December 31, Stellar, GK &   Pro Forma      December 31,
                        2003         2003          2003      Texas Source   Adjustments         2003
                    ------------ ------------- ------------- ------------- -------------   -------------
ASSETS

Current Assets:
 Cash               $    34,111  $         97  $     18,152  $     52,360  $          -    $     52,360
 Prepaid expenses             -         6,476             -         6,476             -           6,476
 Accounts receivable    128,177             -       147,428       275,605             -         275,605
                    ------------ ------------- ------------- ------------- -------------   -------------
    Total Current
    Assets              162,288         6,573       165,580       334,441             -         334,441
                    ------------ ------------- ------------- ------------- -------------   -------------

Fixed Assets, Net:        3,458             -        95,002        98,460             -          98,460

Other Assets
 Goodwill                     -             -             -             -       116,988 (2)   1,626,603
                                                                              1,509,615 (4)
 Other assets                 -             -           673           673             -             673
                    ------------ ------------- ------------- ------------- -------------   -------------
    Total Other
    Assets                    -             -           673           673     1,626,603       1,627,276
                    ------------ ------------- ------------- ------------- -------------   -------------

    TOTAL ASSETS    $   165,746  $      6,573  $    261,255  $    433,574  $  1,626,603    $  2,060,177
                    ============ ============= ============= ============= =============   =============
LIABILITIES AND
 STOCKHOLDERS'
 EQUITY (DEFICIT)

Current Liabilities:
 Accounts payable   $    68,401  $    157,998  $          -  $    226,399  $          -    $    226,399
 Accrued liabilities          -       962,142        81,856     1,043,998             -       1,043,998
 Accrued liabilities
  - related parties           -       442,628             -       442,628             -         442,628
 Notes and contracts
  payable - short
  term portion            9,639       530,500        13,331       553,470             -         553,470
 Notes payable -
  related party -
  short-term portion      9,421       216,296        31,000       256,717             -         256,717
                    ------------ ------------- ------------- ------------- -------------   -------------
     Total Current
     Liabilities         87,461     2,309,564       126,187     2,523,212             -       2,523,212
                    ------------ ------------- ------------- ------------- -------------   -------------

Non-Current Liabilities:
  Long-term portion
   of notes and
   contracts payable          -             -        63,572        63,572            -           63,572
  Long-term portion
   of notes payable
   - related                  -             -        80,500        80,500            -           80,500
                    ------------ ------------- ------------- ------------- -------------   -------------
     Total
     Non-Current
     Liabilities              -             -       144,072       144,072            -          144,072
                    ------------ ------------- ------------- ------------- -------------   -------------
     Total
     Liabilities         87,461     2,309,564       270,259     2,667,284             -       2,667,284
                    ------------ ------------- ------------- ------------- -------------   -------------
Stockholders' Equity:
  Preferred stock             -             -             -             -             -               -
  Common stock            4,273        27,562           611        32,446        (4,273)(1)      78,444
                                                                                  8,025 (2)
                                                                                  ( 611)(3)
                                                                                 42,857 (4)
  Additional
   paid-in capital            -    40,574,178             -    40,574,178         4,273 (1)  42,219,180
                                                                                182,975 (2)
                                                                                    611 (3)
                                                                              1,457,143 (4)
  Unearned
   compensation               -     (135,000)             -      (135,000)            -        (135,000)
  Accumulated deficit
   during the
   development stage          -             -             -             -             -               -
  Retained earnings
   (deficit)             74,012   (42,769,731)       (9,615)  (42,705,334)      (74,012)(2) (42,769,731)
                                                                                  9,615 (4)
                    ------------ ------------- ------------- ------------- -------------   -------------
     Total
     Stockholders'
     Equity              78,285    (2,302,991)       (9,004)   (2,233,710)    1,626,603        (607,107)
                    ------------ ------------- ------------- ------------- -------------   -------------
TOTAL LIABILITIES
AND STOCKHOLDERS'
EQUITY (DEFICIT)    $   165,746  $      6,573  $    261,255  $    433,574  $  1,626,603    $  2,060,177
                    ============ ============= ============= ============= =============   =============
____________________________


(1)  To eliminate the common stock of Stellar as of the date of the acquisition.

(2)  To record the issuance of 8,025,211 shares of common stock valued at $0.0238 per share in the acquisition of Stellar Software Network, Inc.

(3)  To eliminate the common stock of Texas Source Group as of the date of the acquisition.

(4)  To record the issuance of 42,857,143 shares of common stock valued at $0.035 per share in the acquisition of Texas Source Group by GK for $1,500,000.



                           GK INTELLIGENT SYSTEMS, INC.
          UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

                                                                                             Pro Forma
                                                  Texas                                      Combined
                      Stellar         GK          Source                                   GK, Stellar &
                       for the      for the      for the                                   Texas Source
                     Year Ended   Year Ended     Year Ended  Combined                         for the
                      Dec. 31,      Dec. 31,      Dec. 31,   GK, Steller &   Pro Forma      Year Ended
                        2003         2003          2003      Texas Source   Adjustments    Dec. 31, 2003
                    ------------ ------------- ------------- ------------- -------------   -------------
REVENUES

 Consulting revenue $   807,280  $          -  $  1,542,812  $  2,350,092  $          -    $  2,350,092
 Other revenue           14,003             -             -        14,003             -          14,003
                    ------------ ------------- ------------- ------------- -------------   -------------
   Total Revenues       821,283             -     1,542,812     2,364,095             -       2,364,095
                    ------------ ------------- ------------- ------------- -------------   -------------

COST OF GOODS SOLD            -             -       672,633       672,633             -         672,633
                    ------------ ------------- ------------- ------------- -------------   -------------

 GROSS MARGIN           821,283             -       870,179     1,691,462             -       1,691,462
                    ------------ ------------- ------------- ------------- -------------   -------------
OPERATING EXPENSES

 General and
  administrative        813,568     1,282,364       485,535     2,581,467             -       2,581,467
 Depreciation and
  amortization              436             -         5,610         6,046             -           6,046
                    ------------ ------------- ------------- ------------- -------------   -------------
   Total Costs
    and Expenses        814,004     1,282,364       491,145     2,587,513             -       2,587,513
                    ------------ ------------- ------------- ------------- -------------   -------------
   OPERATING
   INCOME (LOSS)          7,279    (1,282,364)      379,034      (896,051)            -        (896,051)
                    ------------ ------------- ------------- ------------- -------------   -------------
OTHER INCOME (EXPENSE)

 Interest expense
  and loan discount
  fees                   (1,421)     (174,032)      (14,102)     (189,555)            -        (189,555)
 Gain on extinguish-
  ment of debt                -        60,788             -        60,788             -          60,788
 Gain on release
  of debt                     -     2,220,782             -     2,220,782             -       2,220,782
                    ------------ ------------- ------------- ------------- -------------   -------------
   Total Other
   Income (Expense)      (1,421)    2,107,538       (14,102)    2,092,015             -       2,092,015
                    ------------ ------------- ------------- ------------- -------------   -------------

    NET INCOME      $     5,858  $    825,174  $    364,932  $  1,195,964  $          -    $  1,195,964
                    ============ ============= ============= ============= =============   =============
Basic income
 per share          $      5.86  $       0.03  $     447.22
                    ============ ============= =============
Weighted average
 shares outstanding       1,000    30,958,916           816
                    ============ ============= =============


   UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

The following unaudited condensed combined pro forma financial statements ("the pro forma financial statements") and explanatory notes have been prepared and give effect to the acquisition of Texas Source Group, Inc. ("TSG") by GK Intelligent Systems, Inc. ("GK"). The historical financial statements prior to the effective date of the acquisition will be those of GK.

In accordance with Article 11 of Regulation S-X under the Securities Act, an unaudited condensed combined pro forma balance sheet (the "pro forma balance sheet") as of June 30, 2004, and unaudited condensed combined pro forma statements of income for the six months ended June 30, 2004 (the "pro forma statements of income"), have been prepared to reflect, for accounting purposes, the acquisition of TSG by GK.

The following pro forma financial statements have been prepared based upon the historical financial statements of TSG, GK, and GK's consolidated subsidiary, Stellar Software Network, Inc. ("Stellar"). The pro forma financial statements should be read in conjunction with (a) the historical consolidated financial statements and related notes thereto of TSG as of December 31, 2003 and 2002; and (b) the historical consolidated financial statements and related notes thereto of GK as of December 31, 2003 and 2002; included in this Form 8-K.

The June 30, 2004 pro forma balance sheet assumes that the acquisition of TSG by GK was completed on January 1, 2004. The June 30, 2004 pro forma balance sheet includes the historical unaudited consolidated balance sheet data of TSG as of June 30, 2004, and the historical reviewed consolidated balance sheet data of GK as of June 30, 2004, and the unaudited balance sheet of Stellar at June 30, 2004. TSG, GK, and Stellar have had no intercompany activity that would require elimination in the pro forma financial statements.

The pro forma statement of operations for the six months ended June 30, 2004, assumes that the acquisition of TSG by GK occurred on January 1, 2004, and includes the unaudited historical consolidated statement of operations data of TSG for the six months ended June 30, 2004, the reviewed historical consolidated statement of operations data of GK for the six months ended June 30, 2004, and the unaudited statement of operations for Stellar for the six months ended June 30, 2004.

The pro forma financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The pro forma financial statements do not include any adjustments related to any restructuring charges or one-time charges which may result from the mergers or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.




                           GK INTELLIGENT SYSTEMS, INC.
               UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET


                      Stellar         GK        Texas Source                                 Pro Forma
                       as of         as of         as of     Combined                        Combined
                    ---------------------------------------- Historical                   Stellar and GK
                                   June 30,                  Stellar, GK &   Pro Forma    & Texas Source
                                     2004                    Texas Source   Adjustments    June 30, 2004
                    ---------------------------------------- ------------- -------------   -------------
ASSETS

Current Assets:
 Cash               $    74,553  $    151,404  $     81,648  $    307,605  $          -     $   307,605
 Accounts receivable    137,989             -           974       138,963             -         138,963
                    ------------ ------------- ------------- ------------- -------------   -------------
   Total Current
   Assets               212,542       151,404        82,622       446,568             -         446,568
                    ------------ ------------- ------------- ------------- -------------   -------------

Fixed Assets, Net:        2,060         2,945       624,790       629,795      (574,818)(5)      54,977

Other Assets
 Goodwill                     -             -             -             -        73,277 (2)   1,610,485
                                                                              1,206,876 (4)
                                                                                330,332 (5)
 Other assets                 -             -           673           673             -             673
                    ------------ ------------- ------------- ------------- -------------   -------------
   Total Other
   Assets                     -             -           673           673     1,610,485       1,611,158
                    ------------ ------------- ------------- ------------- -------------   -------------

   TOTAL ASSETS     $   214,602  $    154,349  $    708,085  $  1,077,036  $  1,035,667    $  2,112,703
                    ============ ============= ============= ============= =============   =============
LIABILITIES AND
 STOCKHOLDERS'
 EQUITY (DEFICIT)

Current Liabilities:
 Accounts payable   $    66,856  $    172,251  $          -  $    239,107  $          -    $    239,107
 Accrued liabilities        317       745,633             -       745,950             -         745,950
 Accrued liabilities
  - related parties           -       323,757             -       323,757             -         323,757
 Notes payable           26,512       102,000       213,385       341,897      (213,385)(5)     128,512
 Notes payable
 - related party          1,921             -       200,965       202,886       (31,101)(5)     171,785
                    ------------ ------------- ------------- ------------- -------------   -------------
   Total Current
   Liabilities           95,606     1,343,641       414,350     1,853,597      (244,486)      1,609,111
                    ------------ ------------- ------------- ------------- -------------   -------------
   Total
   Liabilities           95,606     1,343,641       414,350     1,853,597      (244,486)      1,609,111
                    ------------ ------------- ------------- ------------- -------------   -------------
Stockholders' Equity:
 Preferred stock              -             -             -             -             -               -
 Common stock             1,273        73,619           611        75,503        (1,273)(1)     124,501
                                                                                  8,025 (2)
                                                                                   (611)(3)
                                                                                 42,857 (4)
Additional
 paid-in capital              -    42,583,841             -    42,583,841         1,273 (1)  44,225,843
                                                                                182,975 (2)
                                                                                    611 (3)
                                                                              1,457,143 (4)
Unearned
 compensation                 -      (558,372)            -      (558,372)            -        (558,372)
Stock subscription
 receivable                   -       (10,000)            -       (10,000)            -         (10,000)
Treasury stock                -             -             -             -             - (5)           -
Accumulated deficit
 during the
 development stage       72,297   (42,769,731)            -   (42,697,434)      (72,297)(2) (42,769,731)
                                                                                      - (4)
Current period
 earnings (loss)         45,426      (508,649)      293,124      (170,099)      (45,426)(2)    (508,649)
                                                                               (293,124)(4)
                    ------------ ------------- ------------- ------------- -------------   -------------
   Total
   Stockholders'
   Equity               118,996    (1,189,292)      293,735      (776,561)    1,280,153         503,592
                    ------------ ------------- ------------- ------------- -------------   -------------
   TOTAL
   LIABILITIES AND
   STOCKHOLDERS'
   EQUITY (DEFICIT) $   214,602  $    154,349  $    708,085  $  1,077,036  $  1,035,667    $  2,112,703
                    ============ ============= ============= ============= =============   =============

__________________________

(1)  To eliminate the common stock of Stellar as of the date of the acquisition.
(2)  To record the issuance of 8,025,211 shares of common stock valued at $0.0238 per share in the acquisition of Stellar Software Network, Inc.
(3)  To eliminate the common stock of Texas Source Group as of the date of the acquisition.
(4)  To record the issuance of 42,857,143 shares of common stock valued at $0.035 per share in the acquisition of Texas Source Group by GK for $1,500,000.
(5)  To eliminate the fixed assets and corresponding notes payable, the purchase of which was rescinded subsequent to June 30, 2004.




                           GK INTELLIGENT SYSTEMS, INC.
          UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

                                                                                            Pro Forma
                                                                                             Combined
                                                                                           GK, Stellar &
                      Stellar         GK       Texas Source                                Texas Source
                    ----------------------------------------                                 for the
                                   for the                   Combined                       Six Months
                              Six Months Ended               GK, Stellar &   Pro Forma        Ended
                              June 30, 2004                  Texas Source   Adjustments    June 30, 2004
                    ---------------------------------------- ------------- -------------   -------------


REVENUES
 Consulting revenue $   287,880  $          -  $    513,331  $    801,211  $          -    $    801,211
 Other revenue            6,256             -             -         6,256             -           6,256
                    ------------ ------------- ------------- ------------- -------------   -------------

   Total Revenues       294,136             -       513,331       807,467             -         807,467
                    ------------ ------------- ------------- ------------- -------------   -------------

COST OF SALES                 -             -       144,929       144,929             -         144,929
                    ------------ ------------- ------------- ------------- -------------   -------------

   GROSS MARGIN         294,136             -       368,402       662,538             -         662,538
                    ------------ ------------- ------------- ------------- -------------   -------------
OPERATING EXPENSES
 General and
  administrative        248,027     1,306,447       124,297     1,678,771             -       1,678,771
 Depreciation and
  amortization              683           264        20,212        21,159             -          21,159
                    ------------ ------------- ------------- ------------- -------------   -------------
   Total Costs
    and Expenses        248,710     1,306,711       144,509     1,699,930             -       1,699,930
                    ------------ ------------- ------------- ------------- -------------   -------------
   OPERATING
    INCOME (LOSS)        45,426    (1,306,711)      223,893    (1,037,392)            -      (1,037,392)
                    ------------ ------------- ------------- ------------- -------------   -------------
OTHER INCOME (EXPENSE)
 Interest expense and
  loan discount fees          -       (50,907)       (3,010)      (53,918)            -         (53,919)
 Gain on extinguish-
  ment of debt                -       (22,121)            -       (22,121)            -         (22,121)
 Gain on release
  of debt                     -       871,090             -       871,090             -         871,090
                    ------------ ------------- ------------- ------------- -------------   -------------
   Total Other
    Income (Expense)          -       798,062        (3,010)      795,052             -         795,052
                    ------------ ------------- ------------- ------------- -------------   -------------

   NET INCOME(LOSS) $    45,426  $   (508,649) $    220,883  $   (242,339) $          -    $   (242,339)
                    ============ ============= ============= ============= =============   =============
Basic income
 per share          $     45.43  $      (0.01) $     361.51
                    ============ ============= =============
Weighted average
 shares outstanding       1,000    45,211,781           611
                    ============ ============= =============





                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GK Intelligent Systems, Inc.
                                     (Registrant)



Date:  November 18, 2004              /s/  Gary F. Kimmons
                                     -----------------------------------------
                                     Gary F. Kimmons,
                                     President and Chief
                                     Executive Officer